                        OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                          Supplement dated August 15, 2003 to the
                  Statement of Additional Information dated October 23, 2002

The Statement of Additional Information is changed as follows:

1. The supplement dated July 28, 2003 is replaced with this supplement.

2. The section captioned "Other Investment Techniques and Strategies" is amended as follows:

a. The first sentence under the caption  "Futures" on page 10 is revised to read as follows:

"Futures.  The  Fund can buy and  sell  futures  contracts  that  relate  to (1)
broadly-based  stock indices  (these are referred to as "stock index  futures"),
(2) an  individual  stock  ("single  stock  futures"),  (3) other  broadly based securities  indices  (these are referred to as  "financial  futures"),  (4) debt securities  (these are  referred to as  "interest  rate  futures"),  (5) foreign currencies  (these are referred to as "forward  contracts")  and (6) commodities
(these are referred to as "commodity futures")."

b. The following is added to the end of the third  paragraph under the "Futures"
caption:

"Similarly,  a single  stock  future  obligates  the seller to deliver  (and the purchaser  to take) cash or a  specified  equity  security to settle the futures transaction.  Either party could also enter into an offsetting contract to close out the  position.  Single  stock  futures  trade on a very  limited  number  of exchanges, with contracts typically not fungible among the exchanges."

c. The third  paragraph under the caption "Buying and Selling Options on Foreign
Currencies" on page 14 is revised to read as follows:

"A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for  additional  cash  consideration  identified on its books) upon conversion or exchange of other foreign currency held in its portfolio."

d. The last  sentence  of the fourth  paragraph  under the  caption  "Buying and
Selling Options on Foreign Currencies" is revised to read as follows:

"In those circumstances,  the Fund covers the option by identifying on its books cash, U.S.  government  securities or other liquid securities in an amount equal to the exercise price of the option."

e. The  first  sentence  of the  sixth  paragraph  under  the  caption  "Forward
Contracts" on page 16 is revised to read as follows:

"The Fund will cover its short  positions in these cases by  identifying  on its books liquid assets  having a value equal to the aggregate  amount of the Fund's commitment under forward contracts."

3. The section titled "How the Fund is Managed - Board of Trustees and Oversight
Committees" on page 24 is deleted and replaced with the Following:

"Board of Trustees and Oversight Committees.  The Fund is governed by a Board of
Trustees,  which is responsible  for  protecting  the interests of  shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.  Although the Fund will not  normally  hold annual  meetings of its shareholders,  it may hold  shareholder  meetings from time to time on important matters,  and shareholders  have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Board of Trustees  has an Audit  Committee,  a  Regulatory  &  Oversight
Committee, a Governance Committee, and a Proxy Committee. The Audit Committee is
comprised solely of Independent Trustees. The members of the Audit Committee are
Edward  Regan  (Chairman),  Kenneth  Randall  and  Russell  Reynolds.  The Audit
Committee  held five  meetings  during the Fund's  fiscal year ended  August 31,
2002. The Audit Committee provides the Board with recommendations  regarding the selection of the Fund's  independent  auditor.  The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the  Fund's  independent  auditor  concerning  the  Fund's  internal  accounting procedures,  and controls and reviews reports of the Manager's internal auditor, among other duties as set forth in the Committee's charter.

The  members of the  Regulatory  &  Oversight  Committee  are  Robert  Galli
(Chairman),  Joel Motley and Phillip Griffiths.  The Regulatory &  Oversight
Committee  held eight  meetings  during the Fund's  fiscal year ended August 31,
2002.  The Regulatory  &  Oversight  Committee  evaluates and reports to the
Board on the Fund's contractual arrangements,  including the Investment Advisory and Distribution  Agreements,  transfer and shareholder  service  agreements and custodian  agreements as well as the policies and procedures adopted by the Fund to comply with the Investment  Company Act and other applicable law, among other duties as set forth in the Committee's charter.

The  members of the  Governance  Committee  are Joel Motley  (Acting  Chairman),
Phillip Griffiths and Kenneth Randall.  The Governance Committee held no meeting during the Fund's fiscal year ended August 31, 2002.  The  Governance  Committee reviews the Fund's  governance  guidelines,  the adequacy of the Fund's Codes of
Ethics,  and develops  qualification  criteria for Board members consistent with
the  Fund's  governance  guidelines,   among  other  duties  set  forth  in  the
Committee's charter.

The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds
and John Murphy.  The Proxy  Committee held one meeting during the Fund's fiscal year  ended  August  31,  2002.  The Proxy  Committee  provides  the Board  with recommendations for proxy voting and monitors proxy voting by the Fund."

4.  Effective  December 31, 2002, Mr. Leon Levy retired as a Trustee of the Fund and Mr. Clayton Yeutter was elected as Chairman of the Board,  effective January
1, 2003.  Effective March 31, 2003, Mr. Benjamin  Lipstein retired as a Trustee.
Effective,  July  31,  2003,  Ms.  Elizabeth  Moynihan  retired  as  a  Trustee.
Therefore,  the Statement of Additional  Information  is revised by deleting the biography  for  Messrs.  Levy and  Lipstein  and Ms.  Moynihan on page 26 and by adding the  following  to Mr.  Yeutter's  biography:  "Chairman  of the Board of
Trustees."

5. In the Trustee  compensation  table on page 32, the title of "Chairman" after
Mr.  Levy's  name is  deleted  and the title of  "Chairman"  is added  after Mr.
Yeutter's name. In addition, the following footnote is added following the names of Messrs. Levy, Lipstein and Yeutter and Ms. Moynihan:

7.  Effective  January 1, 2003,  Mr.  Yeutter  became  Chairman  of the Board of
Trustees of the Board I Funds upon the retirement of Mr. Levy.  Effective  March
31, 2003,  Mr.  Lipstein  retired as a Trustee.  Effective  July 31,  2003,  Ms.
Moynihan retired as a Trustee.

August 15, 2003                                          PX815.010